UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2014
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Prothena Corporation plc
(Exact Name of Registrant as Specified in its Charter)
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Ireland
(State or Other Jurisdiction of Incorporation)

001-35676	98-1111119
(Commission File Number)	(IRS Employer Identification No.)

650 Gateway Boulevard
South San Francisco, California 94080
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (650) 837-8550
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 3, 2014, Prothena Corporation plc (the “Company”) announced the promotion of Tara Nickerson, PhD, MBA, from Head of Corporate and Business Development to Chief Business Officer of the Company, effective March 1, 2014.

In connection with the promotion, Dr. Nickerson will be entitled to severance benefits under the Company’s Amended and Restated Severance Plan at a level equal to Tier 1 (Leadership I) and her base salary will also be increased to $300,000. Dr. Nickerson’s other compensation arrangements with the Company will remain unchanged.

The foregoing descriptions of the material terms of Dr. Nickerson’s benefits changes are qualified in their entirety by the terms of a promotion letter filed as Exhibit 10.1 to this report and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Tara Nickerson Promotion Letter.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2014	PROTHENA CORPORATION PLC

	By:	/s/ Tran B. Nguyen
	Name:	Tran B. Nguyen
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Tara Nickerson Promotion Letter.

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